UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3864

                            OPPENHEIMER BALANCED FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: SEPTEMBER

                      Date of reporting period: 09/30/2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK INDUSTRIES
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Software                                                                    8.0%
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Media                                                                       4.3
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Tobacco                                                                     3.5
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Aerospace & Defense                                                         3.1
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Pharmaceuticals                                                             2.5
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Biotechnology                                                               2.1
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Oil & Gas                                                                   2.1
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Capital Markets                                                             2.0
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Communications Equipment                                                    1.9
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Insurance                                                                   1.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
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Microsoft Corp.                                                             3.0%
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Take-Two Interactive Software, Inc.                                         2.7
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Altria Group, Inc.                                                          2.5
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UBS AG                                                                      2.0
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Liberty Global, Inc., Series A                                              1.6
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Liberty Global, Inc., Series C                                              1.6
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Capital One Financial Corp.                                                 1.6
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Bank of America Corp.                                                       1.5
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Orbital Sciences Corp.                                                      1.5
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Siemens AG, Sponsored ADR                                                   1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
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                         10 | OPPENHEIMER BALANCED FUND
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PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Stocks                             43.3%
               Bonds and Notes                    41.1
               Cash Equivalents                   15.6

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2006, and are based on the total market value of investments.
--------------------------------------------------------------------------------


                         11 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year ended September 30, 2006, Oppenheimer Balanced Fund's Class A shares (without sales charge) underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Lehman Brothers Aggregate Bond Index. Results were driven by a few key factors. To begin, although the Fund's equity component lagged its respective benchmark throughout the bulk of the period due to its relatively conservative posture, this positioning largely enabled it to rally beginning in May, when the equity markets corrected. From May through the end of the Fund's fiscal year, the equity component significantly outperformed, and therefore added to Fund performance over that segment of the period.

      Active management of the Fund's equity component derived a mixture of results over the period. On the positive side, our underweighted exposure to energy stocks was a strong contributor to performance. Additionally, our conservative positioning within the energy sector further boosted returns. Holdings such as Exxon Mobil Corp. and BP plc, ADR, two of the market's largest integrated energy companies, fared well for us, given each of these companies' generally bearish outlook on energy prices. Another energy holding, Halliburton Co., also delivered good performance over the year. Although it is technically an energy-services company, Halliburton serves as a close equivalent to an integrated oil company, and fared comparatively well over the period even as oil prices declined, due to its more integrated nature. Lastly in energy, our decision to sell shares of both Lukoil and Talisman Energy, Inc., added to Fund returns. These names performed quite well over the review period, increasing in value far beyond our original investment. As such, we reaped gains for the Fund's portfolio in selling off these positions.

      Finally, our decision to emphasize unregulated utilities companies within our exposure to that sector substantially benefited Fund returns. Names like AES Corp. (The) and Reliant Energy, Inc., delivered extremely strong performance due to strong fundamentals and support from good performance in the bond markets, and positively impacted the Fund's fiscal-year results.

      On the negative side, select holdings within the equity component detracted from our returns, as names like Cendant Corp. performed poorly after divesting into three new components, an event that led to unexpectedly heavy shareholder turnover. We have since exited the stock. Also hurting us in the short-term was our specific strategy within the health care sector. Based on our belief that select biotech names offered attractive valuations relative to many major pharmaceutical company stocks, we invested in a basket, or grouping, of select biotech names in an effort to diversify our health care holdings and


                         12 | OPPENHEIMER BALANCED FUND
reduce risk. When biotech as a sub-sector of health care suffered a correction over the period, this strategy hurt us. However, we are convinced this decision will serve us well over the long-term, particularly as the product pipeline for these select biotech names begins to materialize over the coming months.

      Finally, our position in Take-Two Interactive Software, Inc., a leading videogame developer, underperformed on the heels of both a console transition and some short-term political controversy surrounding the content of one of its video games. However, because we are convinced that Take-Two possesses a solid, creative management team capable of positioning the company extremely well for the next product cycle, we opportunistically added to our position in this name at what we believe to be bargain prices.

      On the fixed-income side, the most significant factor supporting the Fund's performance for the 12-month review period was our active management of the portfolio's exposure to interest-rate risk. Over the period, we successfully adjusted our duration, or interest-rate sensitivity, such that we were able to not only profit from shifts in rates, but also avoid unnecessary interest-rate risk, thereby helping to buffer the Fund from potential losses.

      Another factor that added to returns was our active management of the bond component's mortgage holdings. First, our decision to generally emphasize higher-coupon mortgages in the first half of the review period supported performance, given the attractive risk/reward profile these securities offered early in the period. For the first five months of the Fund's fiscal year, these mortgages performed well for us, and added to our overall returns. Second, we derived positive performance from opportunistically adjusting our risk exposure to the overall mortgage sector. Specifically, we began the fiscal year with less mortgage risk than our benchmark, particularly in lower-coupon mortgages, as we considered the sector overvalued at that point in time. This underweight positioning substantially benefited the Fund's returns when, in late 2005, the mortgage sector suffered relative to the overall government securities market. Soon after, we perceived valuations in this sector as attractive, and proceeded to overweight our exposure to mortgages relative to the benchmark. This adjustment to our mortgage holdings proved very beneficial to the Fund's relative performance when mortgage securities at large performed quite strongly in the first two months of 2006. Finally, when we perceived that mortgages as a whole had become richly valued, we began to trim back our overweighted exposure to a more neutral posture.

      Our holdings of agency debt securities provided a small, but consistent, boost to performance during the reporting period. However, as the period approached its end, we concluded that the agency sector had peaked relative to Treasuries and trimmed our exposure to a neutral position relative to our benchmark.


                         13 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Our exposure to corporate bonds positively impacted performance as well. Our decision to overweight our overall exposure to the credit sector throughout the bulk of the period helped, as did our decision to emphasize bonds issued in the financials sector, which performed well this period. Similarly, reducing our exposure to industrial-related credit added to returns, since these bonds lagged the overall credit market. In general, our strategy of emphasizing shorter-term, lower-quality (BBB-rated) investment-grade credit worked in our favor, as these bonds exhibited relatively less volatility yet performed favorably. Finally, our decision to significantly add to our high-yield bond holdings boosted Fund returns. High-yield bonds in general continue to enjoy good performance thanks to solid fundamentals, still-low default rates and good incremental yield. Our holdings in this area performed quite well, particularly since we focused on the highest-quality tiers of the high-yield bond market, and as such, positively impacted Fund performance for its recent fiscal year.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         14 | OPPENHEIMER BALANCED FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Balanced Fund (Class A)
    S&P 500 Index
    Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                            Lehman Brothers
                 Fund (Class A)         S&P 500 Index       Aggregate Bond Index
              --------------------    ------------------    --------------------
09/30/1996          $  9,425               $ 10,000               $ 10,000
12/31/1996          $  9,934               $ 10,833               $ 10,300
03/31/1997          $ 10,003               $ 11,124               $ 10,242
06/30/1997          $ 10,909               $ 13,064               $ 10,619
09/30/1997          $ 11,825               $ 14,043               $ 10,971
12/31/1997          $ 11,699               $ 14,446               $ 11,294
03/31/1998          $ 12,543               $ 16,459               $ 11,470
06/30/1998          $ 12,574               $ 17,006               $ 11,738
09/30/1998          $ 11,268               $ 15,318               $ 12,234
12/31/1998          $ 12,524               $ 18,577               $ 12,275
03/31/1999          $ 12,678               $ 19,502               $ 12,215
06/30/1999          $ 13,626               $ 20,874               $ 12,107
09/30/1999          $ 13,103               $ 19,574               $ 12,189
12/31/1999          $ 13,851               $ 22,484               $ 12,175
03/31/2000          $ 14,640               $ 22,999               $ 12,443
06/30/2000          $ 14,743               $ 22,388               $ 12,660
09/30/2000          $ 14,847               $ 22,171               $ 13,041
12/31/2000          $ 14,762               $ 20,438               $ 13,590
03/31/2001          $ 14,602               $ 18,016               $ 14,002
06/30/2001          $ 15,476               $ 19,070               $ 14,081
09/30/2001          $ 13,768               $ 16,272               $ 14,731
12/31/2001          $ 15,010               $ 18,011               $ 14,738
03/31/2002          $ 15,094               $ 18,060               $ 14,751
06/30/2002          $ 13,980               $ 15,642               $ 15,296
09/30/2002          $ 12,587               $ 12,941               $ 15,997
12/31/2002          $ 13,419               $ 14,032               $ 16,249
03/31/2003          $ 13,268               $ 13,590               $ 16,475
06/30/2003          $ 14,867               $ 15,681               $ 16,887
09/30/2003          $ 15,355               $ 16,096               $ 16,863
12/31/2003          $ 16,627               $ 18,054               $ 16,916
03/31/2004          $ 16,993               $ 18,360               $ 17,365
06/30/2004          $ 16,818               $ 18,675               $ 16,941
09/30/2004          $ 16,947               $ 18,326               $ 17,483
12/31/2004          $ 18,234               $ 20,017               $ 17,650
03/31/2005          $ 18,018               $ 19,587               $ 17,565
06/30/2005          $ 18,485               $ 19,855               $ 18,093
09/30/2005          $ 19,002               $ 20,571               $ 17,971
12/31/2005          $ 18,888               $ 20,999               $ 18,078
03/31/2006          $ 19,238               $ 21,883               $ 17,961
06/30/2006          $ 18,778               $ 21,568               $ 17,948
09/30/2006          $ 19,736               $ 22,788               $ 18,631

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year -2.11%     5-Year 6.20%     10-Year 7.03%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                         15 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Balanced Fund (Class B)
    S&P 500 Index
    Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                            Lehman Brothers
                 Fund (Class B)         S&P 500 Index       Aggregate Bond Index
              --------------------    ------------------    --------------------
09/30/1996          $ 10,000               $ 10,000               $ 10,000
12/31/1996          $ 10,516               $ 10,833               $ 10,300
03/31/1997          $ 10,564               $ 11,124               $ 10,242
06/30/1997          $ 11,492               $ 13,064               $ 10,619
09/30/1997          $ 12,434               $ 14,043               $ 10,971
12/31/1997          $ 12,270               $ 14,446               $ 11,294
03/31/1998          $ 13,138               $ 16,459               $ 11,470
06/30/1998          $ 13,135               $ 17,006               $ 11,738
09/30/1998          $ 11,751               $ 15,318               $ 12,234
12/31/1998          $ 13,031               $ 18,577               $ 12,275
03/31/1999          $ 13,166               $ 19,502               $ 12,215
06/30/1999          $ 14,120               $ 20,874               $ 12,107
09/30/1999          $ 13,554               $ 19,574               $ 12,189
12/31/1999          $ 14,299               $ 22,484               $ 12,175
03/31/2000          $ 15,077               $ 22,999               $ 12,443
06/30/2000          $ 15,154               $ 22,388               $ 12,660
09/30/2000          $ 15,222               $ 22,171               $ 13,041
12/31/2000          $ 15,119               $ 20,438               $ 13,590
03/31/2001          $ 14,918               $ 18,016               $ 14,002
06/30/2001          $ 15,778               $ 19,070               $ 14,081
09/30/2001          $ 14,011               $ 16,272               $ 14,731
12/31/2001          $ 15,235               $ 18,011               $ 14,738
03/31/2002          $ 15,297               $ 18,060               $ 14,751
06/30/2002          $ 14,150               $ 15,642               $ 15,296
09/30/2002          $ 12,719               $ 12,941               $ 15,997
12/31/2002          $ 13,559               $ 14,032               $ 16,249
03/31/2003          $ 13,407               $ 13,590               $ 16,475
06/30/2003          $ 15,023               $ 15,681               $ 16,887
09/30/2003          $ 15,515               $ 16,096               $ 16,863
12/31/2003          $ 16,801               $ 18,054               $ 16,916
03/31/2004          $ 17,171               $ 18,360               $ 17,365
06/30/2004          $ 16,994               $ 18,675               $ 16,941
09/30/2004          $ 17,125               $ 18,326               $ 17,483
12/31/2004          $ 18,425               $ 20,017               $ 17,650
03/31/2005          $ 18,206               $ 19,587               $ 17,565
06/30/2005          $ 18,678               $ 19,855               $ 18,093
09/30/2005          $ 19,201               $ 20,571               $ 17,971
12/31/2005          $ 19,086               $ 20,999               $ 18,078
03/31/2006          $ 19,440               $ 21,883               $ 17,961
06/30/2006          $ 18,975               $ 21,568               $ 17,948
09/30/2006          $ 19,943               $ 22,788               $ 18,631

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year -1.95%     5-Year 6.17%     10-Year 7.15%


                         16 | OPPENHEIMER BALANCED FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Balanced Fund (Class C)
    S&P 500 Index
    Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                            Lehman Brothers
                 Fund (Class C)         S&P 500 Index       Aggregate Bond Index
              --------------------    ------------------    --------------------
09/30/1996          $ 10,000               $ 10,000               $ 10,000
12/31/1996          $ 10,521               $ 10,833               $ 10,300
03/31/1997          $ 10,568               $ 11,124               $ 10,242
06/30/1997          $ 11,501               $ 13,064               $ 10,619
09/30/1997          $ 12,442               $ 14,043               $ 10,971
12/31/1997          $ 12,287               $ 14,446               $ 11,294
03/31/1998          $ 13,145               $ 16,459               $ 11,470
06/30/1998          $ 13,150               $ 17,006               $ 11,738
09/30/1998          $ 11,767               $ 15,318               $ 12,234
12/31/1998          $ 13,043               $ 18,577               $ 12,275
03/31/1999          $ 13,178               $ 19,502               $ 12,215
06/30/1999          $ 14,139               $ 20,874               $ 12,107
09/30/1999          $ 13,564               $ 19,574               $ 12,189
12/31/1999          $ 14,307               $ 22,484               $ 12,175
03/31/2000          $ 15,094               $ 22,999               $ 12,443
06/30/2000          $ 15,161               $ 22,388               $ 12,660
09/30/2000          $ 15,238               $ 22,171               $ 13,041
12/31/2000          $ 15,125               $ 20,438               $ 13,590
03/31/2001          $ 14,935               $ 18,016               $ 14,002
06/30/2001          $ 15,794               $ 19,070               $ 14,081
09/30/2001          $ 14,019               $ 16,272               $ 14,731
12/31/2001          $ 15,252               $ 18,011               $ 14,738
03/31/2002          $ 15,314               $ 18,060               $ 14,751
06/30/2002          $ 14,158               $ 15,642               $ 15,296
09/30/2002          $ 12,711               $ 12,941               $ 15,997
12/31/2002          $ 13,521               $ 14,032               $ 16,249
03/31/2003          $ 13,346               $ 13,590               $ 16,475
06/30/2003          $ 14,926               $ 15,681               $ 16,887
09/30/2003          $ 15,377               $ 16,096               $ 16,863
12/31/2003          $ 16,625               $ 18,054               $ 16,916
03/31/2004          $ 16,947               $ 18,360               $ 17,365
06/30/2004          $ 16,746               $ 18,675               $ 16,941
09/30/2004          $ 16,829               $ 18,326               $ 17,483
12/31/2004          $ 18,073               $ 20,017               $ 17,650
03/31/2005          $ 17,812               $ 19,587               $ 17,565
06/30/2005          $ 18,231               $ 19,855               $ 18,093
09/30/2005          $ 18,711               $ 20,571               $ 17,971
12/31/2005          $ 18,563               $ 20,999               $ 18,078
03/31/2006          $ 18,853               $ 21,883               $ 17,961
06/30/2006          $ 18,369               $ 21,568               $ 17,948
09/30/2006          $ 19,266               $ 22,788               $ 18,631

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 2.01%     5-Year 6.57%     10-Year 6.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                         17 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Balanced Fund (Class N)
    S&P 500 Index
    Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                            Lehman Brothers
                 Fund (Class N)         S&P 500 Index       Aggregate Bond Index
              --------------------    ------------------    --------------------
03/01/2001          $ 10,000               $ 10,000               $ 10,000
03/31/2001          $  9,640               $  9,367               $ 10,050
06/30/2001          $ 10,197               $  9,915               $ 10,107
09/30/2001          $  9,070               $  8,460               $ 10,573
12/31/2001          $  9,876               $  9,364               $ 10,578
03/31/2002          $  9,930               $  9,390               $ 10,588
06/30/2002          $  9,190               $  8,132               $ 10,979
09/30/2002          $  8,266               $  6,728               $ 11,482
12/31/2002          $  8,793               $  7,295               $ 11,663
03/31/2003          $  8,678               $  7,065               $ 11,825
06/30/2003          $  9,719               $  8,153               $ 12,121
09/30/2003          $ 10,025               $  8,368               $ 12,103
12/31/2003          $ 10,843               $  9,387               $ 12,141
03/31/2004          $ 11,065               $  9,545               $ 12,464
06/30/2004          $ 10,936               $  9,710               $ 12,159
09/30/2004          $ 11,004               $  9,528               $ 12,548
12/31/2004          $ 11,829               $ 10,407               $ 12,668
03/31/2005          $ 11,677               $ 10,184               $ 12,607
06/30/2005          $ 11,961               $ 10,323               $ 12,986
09/30/2005          $ 12,286               $ 10,695               $ 12,899
12/31/2005          $ 12,206               $ 10,918               $ 12,976
03/31/2006          $ 12,416               $ 11,377               $ 12,892
06/30/2006          $ 12,105               $ 11,213               $ 12,882
09/30/2006          $ 12,706               $ 11,848               $ 13,372

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/06

1-Year 2.46%     5-Year 6.97%     Since Inception (3/1/01) 4.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                         18 | OPPENHEIMER BALANCED FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         19 | OPPENHEIMER BALANCED FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                         20 | OPPENHEIMER BALANCED FUND
the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                              BEGINNING      ENDING         EXPENSES
                              ACCOUNT        ACCOUNT        PAID DURING
                              VALUE          VALUE          6 MONTHS ENDED
                              (4/1/06)       (9/30/06)      SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Class A Actual                $ 1,000.00     $ 1,025.90     $  5.45
--------------------------------------------------------------------------------
Class A Hypothetical            1,000.00       1,019.70        5.43
--------------------------------------------------------------------------------
Class B Actual                  1,000.00       1,021.00       10.13
--------------------------------------------------------------------------------
Class B Hypothetical            1,000.00       1,015.09       10.10
--------------------------------------------------------------------------------
Class C Actual                  1,000.00       1,021.90        9.83
--------------------------------------------------------------------------------
Class C Hypothetical            1,000.00       1,015.39        9.80
--------------------------------------------------------------------------------
Class N Actual                  1,000.00       1,023.40        7.48
--------------------------------------------------------------------------------
Class N Hypothetical            1,000.00       1,017.70        7.46

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2006 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           1.07%
---------------------------
Class B           1.99
---------------------------
Class C           1.93
---------------------------
Class N           1.47
--------------------------------------------------------------------------------


                         21 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  September 30, 2006
--------------------------------------------------------------------------------

                                                                                                              VALUE
                                                                                           SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--50.5%
--------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.5%
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Hilton Hotels Corp.                                                                       105,200   $     2,929,820
--------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                                                  85,700         4,901,183
--------------------------------------------------------------------------------------------------------------------
Wyndham Worldwide Corp. 1                                                                 209,460         5,858,596
                                                                                                    ----------------
                                                                                                         13,689,599

--------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.9%
Liberty Media Holding Corp.-Interactive, Series A 1                                       440,200         8,971,276
--------------------------------------------------------------------------------------------------------------------
MEDIA--4.3%
Liberty Global, Inc., Series A 1                                                          635,277        16,352,030
--------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                                                          644,261        16,145,181
--------------------------------------------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital, Series A 1,2                                         134,920        11,275,264
                                                                                                    ----------------
                                                                                                         43,772,475

--------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.7%
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.1%
Constellation Brands, Inc., Cl. A 1                                                       185,100         5,327,178
--------------------------------------------------------------------------------------------------------------------
Diageo plc, Sponsored ADR                                                                  85,400         6,066,816
                                                                                                    ----------------
                                                                                                         11,393,994

--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.8%
Wal-Mart Stores, Inc.                                                                     165,700         8,172,324
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                                                       126,100         3,086,928
--------------------------------------------------------------------------------------------------------------------
TOBACCO--3.5%
Altria Group, Inc.                                                                        337,600        25,843,280
--------------------------------------------------------------------------------------------------------------------
Loews Corp./Carolina Group                                                                176,000         9,748,640
                                                                                                    ----------------
                                                                                                         35,591,920

--------------------------------------------------------------------------------------------------------------------
ENERGY--2.4%
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Halliburton Co. 2                                                                         109,000         3,101,050
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--2.1%
BP plc, ADR                                                                               114,100         7,482,678
--------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                          86,300         5,790,730
--------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                                        29,000         3,040,650
--------------------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                                                        129,000         2,405,215
--------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                                                                     150,900         2,462,461
                                                                                                    ----------------
                                                                                                         21,181,734


                         22 | OPPENHEIMER BALANCED FUND

                                                                                                              VALUE
                                                                                           SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FINANCIALS--9.3%
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.0%
UBS AG                                                                                    331,778   $    19,846,451
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.3%
Wachovia Corp.                                                                            240,562        13,423,360
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.6%
Capital One Financial Corp.                                                               202,800        15,952,248
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.5%
Bank of America Corp.                                                                     291,354        15,607,834
--------------------------------------------------------------------------------------------------------------------
INSURANCE--1.8%
Everest Re Group Ltd.                                                                      80,100         7,812,153
--------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                                           141,300         4,946,913
--------------------------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                                                       179,600         5,537,068
                                                                                                    ----------------
                                                                                                         18,296,134

--------------------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.6%
Realogy Corp. 1                                                                           261,825         5,938,191
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
Countrywide Financial Corp.                                                                25,700           900,528
--------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                                62,200         4,125,726
                                                                                                    ----------------
                                                                                                          5,026,254

--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.0%
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.1%
Amgen, Inc. 1                                                                              75,700         5,414,821
--------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1,2                                                           257,500         2,971,550
--------------------------------------------------------------------------------------------------------------------
MedImmune, Inc. 1                                                                         240,900         7,036,689
--------------------------------------------------------------------------------------------------------------------
Myogen, Inc. 1,2                                                                           70,900         2,487,172
--------------------------------------------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc. 1                                                             399,800         3,714,142
                                                                                                    ----------------
                                                                                                         21,624,374

--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Beckman Coulter, Inc.                                                                      88,400         5,088,304
--------------------------------------------------------------------------------------------------------------------
Boston Scientific Corp. 1                                                                 261,100         3,861,669
                                                                                                    ----------------
                                                                                                          8,949,973

--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
WellPoint, Inc. 1                                                                          68,300         5,262,515
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.5%
Medicines Co. (The) 1,2                                                                   124,600         2,810,976
--------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                              452,640        12,836,870


                         23 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                              VALUE
                                                                                           SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Sanofi-Aventis SA, ADR                                                                    213,000   $     9,472,110
                                                                                                    ----------------
                                                                                                         25,119,956

--------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--4.8%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Empresa Brasileira de Aeronautica SA, ADR 2                                               142,100         5,580,267
--------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp. 1                                                                  824,917        15,483,692
--------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                 170,500        10,801,175
                                                                                                    ----------------
                                                                                                         31,865,134

--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.5%
Siemens AG, Sponsored ADR                                                                 175,200        15,259,920
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Avis Budget Group, Inc.                                                                   104,730         1,915,512
--------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--11.5%
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.9%
Cisco Systems, Inc. 1                                                                     500,900        11,520,700
--------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc. 1                                                                  295,300         5,102,784
--------------------------------------------------------------------------------------------------------------------
QUALCOMM, Inc.                                                                             60,400         2,195,540
                                                                                                    ----------------
                                                                                                         18,819,024

--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.8%
Hutchinson Technology, Inc. 1,2                                                           158,200         3,326,946
--------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                      63,200         5,178,608
                                                                                                    ----------------
                                                                                                          8,505,554

--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.8%
eBay, Inc. 1                                                                              227,300         6,446,228
--------------------------------------------------------------------------------------------------------------------
Yahoo!, Inc. 1                                                                             47,600         1,203,328
                                                                                                    ----------------
                                                                                                          7,649,556

--------------------------------------------------------------------------------------------------------------------
SOFTWARE--8.0%
Compuware Corp. 1                                                                         999,029         7,782,436
--------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                                         1,105,400        30,210,582
--------------------------------------------------------------------------------------------------------------------
Novell, Inc. 1                                                                          1,049,500         6,422,940
--------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. 1                                                                          502,100         9,901,412
--------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1,2                                                 1,911,047        27,251,530
                                                                                                    ----------------
                                                                                                         81,568,900


                         24 | OPPENHEIMER BALANCED FUND

                                                                                                              VALUE
                                                                                           SHARES        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
MATERIALS--0.8%
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
Praxair, Inc.                                                                             102,200   $     6,046,152
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.2%
Companhia Vale do Rio Doce, Sponsored ADR                                                 136,200         2,521,062
--------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum Corp. 1                                                                     1,456            64,559
                                                                                                    ----------------
                                                                                                          2,585,621

--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.5%
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
IDT Corp., Cl. B 1,2                                                                      777,500        11,211,550
--------------------------------------------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group 1,3                                                         450,000                --
                                                                                                    ----------------
                                                                                                         11,211,550

--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Sprint Nextel Corp.                                                                       228,100         3,911,915
--------------------------------------------------------------------------------------------------------------------
UTILITIES--2.0%
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Reliant Energy, Inc. 1                                                                    521,400         6,418,434
--------------------------------------------------------------------------------------------------------------------
ENERGY TRADERS--1.4%
AES Corp. (The) 1                                                                         675,700        13,777,523
                                                                                                    ----------------
Total Common Stocks (Cost $427,365,952)                                                                 513,543,385

                                                                                            UNITS
--------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts., Exp. 12/10/07 1 (Cost $0)                                  11,758             2,234

                                                                                        PRINCIPAL
                                                                                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.4%
--------------------------------------------------------------------------------------------------------------------
Ace Securities Corp., Home Equity Loan Pass-Through Certificates,
Series 2005-HE7, Cl. A2B, 5.51%, 11/25/35 4                                         $     890,000           890,954
--------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.39%, 4/20/08 4                                                  630,000           630,482
--------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.81%, 5/25/34 4                                                3,180,000         3,194,287
--------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 5.43%, 5/26/36 4                                               1,250,000         1,250,783
--------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust 2005-A, Automobile Asset-Backed Securities,
Series 2005-A, Cl. A2, 3.66%, 12/26/07                                                     95,241            95,211
--------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust 2004-2, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                                       2,140,000         2,109,928


                         25 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Loan Asset-Backed
Securities, Series 2005-1, Cl. A2, 4.24%, 11/15/07                                  $     507,697   $       507,730
--------------------------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-C, Asset-Backed Certificates,
Series 2005-C, Cl. AF1, 4.196%, 6/25/35                                                   141,221           140,792
--------------------------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1, 5.04%, 10/25/35                                                   686,623           683,775
Series 2005-D, Cl. AV2, 5.60%, 10/25/35 4                                               1,750,000         1,751,920
--------------------------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.43%, 5/16/36 4                                                1,570,000         1,570,983
--------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A2, 3.72%, 12/15/07                                      379,136           378,818
--------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                                       310,000           301,707
--------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Asset-Backed Pass-Through
Certificates, Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 4                               1,441,714         1,428,956
--------------------------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities Program, Credit Card
Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 5                    1,970,000         1,999,900
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4, Asset-Backed Certificates,
Series 2002-4, Cl. A1, 5.70% 2/25/33 4                                                     31,485            31,519
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 4                                               630,000           629,024
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.53%, 5/25/36 4                                                942,294           943,436
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 4                                               420,000           419,236
--------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-7, Asset-Backed Certificates,
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 4                                               129,362           128,985
--------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                                       9,021             9,024
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1, 5.38%, 5/15/36 4                                  832,425           833,004
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.434%, 7/7/36 4                                  620,000           620,388
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3, 5.54%, 11/25/35 4                               2,600,000         2,602,767
--------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.414%, 7/25/36 4                               1,230,000         1,230,769
--------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3, 3.48%, 11/17/08                                    1,158,422         1,149,907
--------------------------------------------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile Loan Asset-Backed Securities,
Series 2005-1, Cl. A2, 4.32%, 5/15/08                                                   1,778,177         1,775,687
--------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations, Series 2005-3, Cl. A2, 3.73%, 10/18/07 3                                     418,046           417,643


                         26 | OPPENHEIMER BALANCED FUND

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1, 5.59%, 1/20/35 4                               $     926,990   $       928,434
--------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 4                                               1,231,729         1,228,338
--------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3                                                  517,467           528,209
--------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.68%, 3/15/16 4                                                2,900,000         3,082,519
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.59%, 7/25/35 4                                               790,000           791,816
--------------------------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations,
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                                     128,956           128,972
--------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.43%, 7/1/36 4                                                 2,060,000         2,061,289
--------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. AF2, 3.735%, 11/10/34 4                                  299,798           298,379
--------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2, 3.914%, 5/25/35 4                                   408,590           405,938
--------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2, 4.415%, 4/25/35 4                                   720,000           713,432
--------------------------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32 4.45%, 7/25/28                                                1,228,817         1,218,482
--------------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.41%, 7/25/36 4                                                 761,858           762,336
--------------------------------------------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-KS7, Cl. A2, 5.428%, 9/25/36 4                                1,500,000         1,499,721
--------------------------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.39%, 4/25/36 4                                                   872,108           872,709
--------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                                1,687,754         1,682,420
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.424%, 7/25/36 4         1,230,000         1,230,769
                                                                                                    ----------------
Total Asset-Backed Securities (Cost $45,213,713)                                                         45,161,378

--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--25.7%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.7%
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--21.5%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/18-5/1/19                                                                    7,633,017         7,370,923
5%, 8/1/33                                                                                539,491           520,778
5%, 10/1/36 6                                                                           5,190,000         4,992,131
6%, 4/1/17-9/1/24                                                                       1,645,095         1,667,676


                         27 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.: Continued
6.50%, 4/1/18-4/1/34                                                                $   5,721,196   $     5,850,121
7%, 5/1/29-11/1/32                                                                      3,640,652         3,750,930
8%, 4/1/16                                                                                 63,881            67,572
9%, 8/1/22-5/1/25                                                                          18,824            20,168
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates, Series 3153, Cl. FJ, 5.71%, 5/15/36 4                         782,505           784,774
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28                                                        482,410           495,475
Series 2053, Cl. Z, 6.50%, 4/15/28                                                        525,290           539,733
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                       679,696           693,790
Series 2075, Cl. D, 6.50%, 8/15/28                                                      1,622,125         1,666,826
Series 2080, Cl. Z, 6.50%, 8/15/28                                                        437,397           447,074
Series 2387, Cl. PD, 6%, 4/15/30                                                          316,290           316,670
Series 2500, Cl. FD, 5.83%, 3/15/32 4                                                     213,640           215,868
Series 2526, Cl. FE, 5.73%, 6/15/29 4                                                     295,755           297,013
Series 2551, Cl. FD, 5.73%, 1/15/33 4                                                     232,657           235,199
Series 2583, Cl. KA, 5.50%, 3/15/22                                                       636,701           636,069
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                                               42,128            42,043
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 13.464%, 6/1/26 7                                                     418,070            93,214
Series 183, Cl. IO, 10.551%, 4/1/27 7                                                     645,744           140,311
Series 184, Cl. IO, 15.866%, 12/1/26 7                                                    696,743           155,617
Series 192, Cl. IO, 14.14%, 2/1/28 7                                                      197,479            42,099
Series 200, Cl. IO, 13.356%, 1/1/29 7                                                     238,567            52,227
Series 2003-118, Cl. S, 10.052%, 12/25/33 7                                             3,568,947           392,574
Series 2130, Cl. SC, (1.251)%, 3/15/29 7                                                  531,843            33,139
Series 2005-87, Cl. SG, 10.772%, 10/25/35 7                                             6,016,414           348,382
Series 2796, Cl. SD, 1.434%, 7/15/26 7                                                    771,719            51,806
Series 2920, Cl. S, (0.444)%, 1/15/35 7                                                 4,526,052           218,035
Series 3000, Cl. SE, (3.763)%, 7/15/25 7                                                4,491,949           171,759
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 4.463%, 6/1/26 8                                177,613           145,841
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/21 6                                                                        3,378,000         3,259,770
5%, 1/1/18-3/1/34                                                                      18,947,781        18,452,188
5%, 10/1/21-10/1/36 6                                                                  24,040,000        23,297,010
5.50%, 2/1/33-11/1/34                                                                  27,758,573        27,433,354
5.50%, 10/1/21-10/1/36 6                                                               21,728,000        21,496,308
6%, 9/1/32-11/1/32                                                                      6,749,121         6,802,509
6%, 10/1/21-10/1/36 6                                                                  14,783,000        14,996,895
6.50%, 6/1/17-11/1/31                                                                  12,974,357        13,288,221
6.50%, 10/1/36 6                                                                        7,232,000         7,365,344


                         28 | OPPENHEIMER BALANCED FUND

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
7%, 11/1/17-1/1/35                                                                  $   5,648,617   $     5,825,931
7.50%, 1/1/08-1/1/33                                                                      575,858           597,716
8.50%, 7/1/32                                                                              30,496            32,839
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO,
Trust 2002-T1, Cl. A2, 7%, 11/25/31                                                     1,499,793         1,545,607
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22                                                        105,894           107,340
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                    1,273,539         1,313,298
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                                 1,594,576         1,629,527
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                         225,637           231,146
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                        169,258           169,643
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                  1,779,068         1,815,858
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                        254,993           255,468
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                        102,331           102,285
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                         42,678            42,589
Trust 2002-77, Cl. WF, 5.73%, 12/18/32 4                                                  347,147           350,068
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                                     630,000           621,647
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                                   1,045,000         1,036,217
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                      1,560,000         1,526,899
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                     1,869,000         1,827,197
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                     160,000           148,459
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                                                   4,010,000         4,015,446
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                                  3,100,000         3,110,612
Trust 2006-50, Cl. KS, 4.657%, 6/25/36 4                                                1,573,678         1,534,266
Trust 2006-50, Cl. SA, 4.657%, 6/25/36 4                                                  518,545           501,803
Trust 2006-50, Cl. SK, 5.657%, 6/25/36 4                                                1,462,179         1,433,294
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                                   4,346,287         4,354,975
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                                                   5,101,000         4,972,974
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg.
InvestmentConduit Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 2.119%, 10/25/23 7                                                 43,278             3,425
Trust 2002-38, Cl. SO, (3.594)%, 4/25/32 7                                                780,141            46,195
Trust 2002-47, Cl. NS, 0.436%, 4/25/32 7                                                  877,529            69,907
Trust 2002-51, Cl. S, 0.555%, 8/25/32 7                                                   805,768            63,104
Trust 2002-77, Cl. IS, 1.525%, 12/18/32 7                                               1,329,129           106,060
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 214, Cl. 2, 16.174%, 3/1/23 7                                                     1,123,096           257,639
Trust 222, Cl. 2, 13.516%, 6/1/23 7                                                     1,473,792           319,072
Trust 240, Cl. 2, 17.455%, 9/1/23 7                                                     2,280,081           507,461
Trust 247, Cl. 2, 13.069%, 10/1/23 7                                                      299,960            71,683
Trust 252, Cl. 2, 10.294%, 11/1/23 7                                                    1,080,269           266,394
Trust 273, Cl. 2, 14.097%, 8/1/26 7                                                       311,079            68,222


                         29 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 319, Cl. 2, 11.481%, 2/1/32 7                                                 $     434,784   $       100,076
Trust 321, Cl. 2, 6.841%, 4/1/32 7                                                      4,468,387         1,029,870
Trust 329, Cl. 2, 10.123%, 1/1/33 7                                                     1,140,724           273,885
Trust 331, Cl. 9, 8.306%, 2/1/33 7                                                        151,622            37,023
Trust 334, Cl. 17, 16.449%, 2/1/33 7                                                      726,109           161,169
Trust 340, Cl. 2, 8.005%, 9/1/33 7                                                        354,585            86,883
Trust 344, Cl. 2, 7.655%, 12/1/33 7                                                     1,539,307           356,420
Trust 362, Cl. 12, 4.14%, 8/1/35 7                                                      6,165,391         1,325,703
Trust 362, Cl. 13, 4.145%, 8/1/35 7                                                     3,420,821           760,330
Trust 2001-65, Cl. S, 9.137%, 11/25/31 7                                                2,044,537           190,952
Trust 2001-81, Cl. S, 2.652%, 1/25/32 7                                                   450,764            33,966
Trust 2002-9, Cl. MS, 1.205%, 3/25/32 7                                                   606,540            48,611
Trust 2002-52, Cl. SD, (1.823)%, 9/25/32 7                                                960,932            77,986
Trust 2002-77, Cl. SH, 2.822%, 12/18/32 7                                                 578,838            55,240
Trust 2002-96, Cl. SK, 10.441%, 4/25/32 7                                               5,328,322           542,692
Trust 2003-4, Cl. S, 9.973%, 2/25/33 7                                                  1,120,387           127,342
Trust 2003-33, Cl. SP, 13.034%, 5/25/33 7                                               2,058,865           240,991
Trust 2003-46, Cl. IH, 6.656%, 6/25/33 7                                                7,339,219         1,551,875
Trust 2004-54, Cl. DS, (4.485)%, 11/25/30 7                                               856,863            46,896
Trust 2005-6, Cl. SE, (2.001)%, 2/25/35 7                                               3,081,300           155,855
Trust 2005-19, Cl. SA, (2.712)%, 3/25/35 7                                             11,934,843           608,573
Trust 2005-40, Cl. SA, (2.74)%, 5/25/35 7                                               2,598,876           131,269
Trust 2005-71, Cl. SA, 3.357%, 8/25/25 7                                                2,851,363           162,961
Trust 2006-33, Cl. SP, 13.721%, 5/25/36 7                                               6,365,296           496,405
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 340, Cl. 1, 5.181%, 9/1/33 8                                                        354,585           256,933
Trust 1993-184, Cl. M, 5.65%, 9/25/23 8                                                   510,564           413,423
                                                                                                    ----------------
                                                                                                        219,003,031

--------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
5.375%, 3/20/26 4                                                                          27,384            27,602
7%, 4/15/09-4/15/26                                                                       278,173           286,989
7.50%, 3/15/09-5/15/27                                                                    977,891         1,019,217
8%, 5/15/17                                                                                41,857            44,143
8.50%, 8/15/17-12/15/17                                                                    25,164            26,835
--------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.732)%, 1/16/27 7                                             1,087,504            70,467
Series 2002-15, Cl. SM, (9.288)%, 2/16/32 7                                               834,694            51,340
Series 2002-76, Cl. SY, (5)%, 12/16/26 7                                                2,042,659           142,678
Series 2004-11, Cl. SM, (8.513)%, 1/17/30 7                                               712,991            45,856
                                                                                                    ----------------
                                                                                                          1,715,127


                         30 | OPPENHEIMER BALANCED FUND

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
NON-AGENCY--4.0%
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.6%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43                   $   1,810,000   $     1,771,018
--------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                  1,367,400         1,390,618
--------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                  1,123,644         1,133,125
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 4                                                 159,627           159,435
--------------------------------------------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multi-Class Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.43%, 8/25/08 4                                                1,256,128         1,257,388
--------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust 2006-WF1, Asset-Backed Pass-Through
Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36                                    460,000           459,485
--------------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, CMO, Series 2006-AB2,
Cl. A7, 5.961%, 6/25/36                                                                 2,497,685         2,495,539
--------------------------------------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, CMO, Series 2006-AB3,
Cl. A7, 6.36%, 4/25/08                                                                    806,318           809,012
--------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                   960,000           944,665
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                 1,080,000         1,070,028
--------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                        381,366           384,233
--------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-G G3, Cl. A2, 4.305%, 8/10/42                                               1,520,000         1,485,918
Series 2005-G G5, Cl. A2, 5.117%, 4/10/37                                               1,200,000         1,198,741
--------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                                 440,000           431,634
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                               1,560,000         1,538,860
--------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                   1,280,000         1,271,140
--------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                                    1,845,193         1,835,734
Series 2004-9, Cl. A3, 4.70%, 8/25/34 4                                                 2,439,905         2,424,642
--------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                           1,554,000         1,669,612
--------------------------------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                                   914,881           913,113
--------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 4/25/08                                                   2,975,216         2,973,212
--------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                                  2,630,000         2,631,233


                         31 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                                 $   2,692,060   $     2,689,326
--------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                                2,490,000         2,462,768
--------------------------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%, 5/25/35 4                                                766,289           764,159
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-DD Trust, CMO Mtg.
Pass-Through Certificates, Series 2004-DD, Cl. 2A1, 4.509%, 1/25/35 4                     169,219           168,689
                                                                                                    ----------------
                                                                                                         36,333,327

--------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.4%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                 2,864,304         2,894,738
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                 1,543,383         1,576,108
                                                                                                    ----------------
                                                                                                          4,470,846
                                                                                                    ----------------
Total Mortgage-Backed Obligations (Cost $262,212,193)                                                   261,522,331

--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--3.0%
--------------------------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%, 10/5/07 9                                                1,245,000         1,182,362
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
3.125%, 11/15/06                                                                        2,600,000         2,593,172
3.50%, 11/15/07 2                                                                       1,160,000         1,140,230
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
4.125%, 7/12/10 2                                                                         786,000           765,492
5.25%, 7/18/11                                                                            845,000           857,762
6.625%, 9/15/09                                                                           475,000           496,925
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
4%, 2/28/07                                                                             2,630,000         2,616,340
4.25%, 7/15/07 2                                                                        2,555,000         2,536,558
4.75%, 12/15/10 2                                                                         130,000           129,370
6%, 5/15/11 10                                                                          4,605,000         4,815,476
6.625%, 9/15/09                                                                           135,000           141,377
7.25%, 1/15/10 10                                                                       2,250,000         2,409,935
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 2                                                                        2,995,000         2,870,755
8.875%, 8/15/17 2                                                                         790,000         1,067,550
STRIPS, 4.96%, 2/15/16 9                                                                  171,000           110,551
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 8/31/11 2                                                                       4,419,000         4,425,218
4.875%, 8/15/16 2                                                                         365,000           372,015
5.125%, 6/30/11-5/15/16 2                                                               1,988,000         2,043,082
                                                                                                    ----------------
Total U.S. Government Obligations (Cost $30,656,194)                                                     30,574,170


                         32 | OPPENHEIMER BALANCED FUND

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.8%
--------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts., Series B, 10/15/93                  $     500,000   $       565,610
--------------------------------------------------------------------------------------------------------------------
Ahold Finance USA, Inc., 6.25% Sr. Unsec. Unsub. Nts., 5/1/09                           1,880,000         1,908,200
--------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31 2                                        1,645,000         1,607,351
--------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12                            1,435,000         1,617,038
--------------------------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.20% Nts., 8/15/15 5                                       2,115,000         2,027,151
--------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bonds 11                                            2,780,000         2,652,787
--------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15 2                               1,025,000           932,750
--------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09                      1,255,000         1,345,379
--------------------------------------------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts., 9/1/09                              2,220,000         2,321,998
--------------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc., 5.80% Nts., 10/15/16 5                                           1,585,000         1,582,575
--------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                              1,925,000         2,036,773
--------------------------------------------------------------------------------------------------------------------
Centex Corp., 4.875% Sr. Unsec. Nts., 8/15/08                                           1,235,000         1,221,753
--------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                         995,000         1,040,866
--------------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13                                                 2,010,000         2,002,786
--------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts., 8/25/36                                                820,000           846,296
--------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                                 1,425,000         1,430,737
--------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93                                         440,000           548,779
--------------------------------------------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts., 3/15/37                                               2,380,000         2,389,065
--------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                                   3,060,000         2,978,717
--------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12 2                                                       1,265,000         1,209,536
6.125% Nts., 1/15/14 2                                                                    895,000           874,610
--------------------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 7.30% Nts., 1/15/12                        1,955,000         2,080,202
--------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                        1,235,000         1,452,840
--------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                               1,740,000         1,895,323
--------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08                                         244,000           235,450
--------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08 2                                    1,225,000         1,217,344
--------------------------------------------------------------------------------------------------------------------
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 2                                                           390,000           392,438
7.625% Sr. Unsec. Nts., 9/1/08 2,3                                                      1,460,000         1,501,975
--------------------------------------------------------------------------------------------------------------------
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11                  1,885,000         2,012,111
--------------------------------------------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                             1,900,000         2,064,871
--------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08                       1,335,000         1,362,083
--------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts., Series C, 11/15/31                           1,790,000         2,075,865
--------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10 2,5                               3,780,000         3,905,916
--------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                                     1,495,000         1,510,156
9.393% Unsub. Nts., 12/15/08 4                                                            228,000           246,002
--------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31 2                                    1,670,000         1,750,948


                         33 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                       $   2,680,000   $     2,671,518
--------------------------------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 5,11                                    2,700,000         2,614,289
--------------------------------------------------------------------------------------------------------------------
HCA, Inc., 8.75% Sr. Nts., 9/1/10 2                                                     2,015,000         2,040,188
--------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                                     1,465,000         1,585,863
--------------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 4                                  2,000,000         2,003,036
--------------------------------------------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts., 6/15/07 5                                              1,955,000         1,968,267
--------------------------------------------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts., 12/19/08 5              1,140,000         1,130,815
--------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 4                                920,000           949,900
--------------------------------------------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec. Nts., 3/1/12                                    2,195,000         2,143,951
--------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub. Nts., 10/1/15                                          2,000,000         1,954,308
--------------------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50% Sr. Nts., 1/15/14 2                               1,735,000         1,596,200
--------------------------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts., 2/1/14 2                                         1,310,000         1,193,569
--------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33                        1,810,000         1,969,418
--------------------------------------------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec. Unsub. Nts., 2/1/13                                      2,075,000         2,048,139
--------------------------------------------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09                                            1,845,000         1,929,130
--------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.:
5.70% Sr. Unsec. Nts., 5/15/13                                                          1,070,000         1,015,024
7.875% Sr. Nts., 7/15/09 2                                                                610,000           641,667
--------------------------------------------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec. Nts., 12/1/12                                   2,035,000         2,062,326
--------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                                                         1,300,000         1,193,494
7.125% Sr. Unsec. Nts., 6/15/09                                                         1,170,000         1,215,793
--------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec. Debs., 10/15/07                                   715,000           727,631
--------------------------------------------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                                       1,585,000         1,531,725
--------------------------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85% Unsec. Unsub. Nts., 4/1/12 2                                  1,925,000         2,012,930
--------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                                             1,985,000         1,970,113
--------------------------------------------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50% Sr. Sec. Nts., 7/15/08                               1,755,000         1,967,794
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts., 4/1/14                                                 2,090,000         1,990,625
--------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                2,740,000         2,958,293
--------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.875% Unsec. Unsub. Nts., 2/1/09                   2,865,000         3,006,818
--------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 5                    2,593,333         2,558,627
--------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 5                   546,270           514,562
--------------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09                                        2,540,000         2,492,266
--------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 5                             1,885,000         2,329,270
--------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25                                 1,990,000         2,502,972
--------------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                             1,030,000         1,028,687
--------------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09 2                                               2,005,000         1,970,678
--------------------------------------------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts., 11/15/08                                                 245,000           244,388


                         34 | OPPENHEIMER BALANCED FUND

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08                                   $     750,000   $       814,988
--------------------------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625% Nts., 6/15/12                                         865,000           827,469
--------------------------------------------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr. Sec. Nts., 6/1/07 5                                  1,249,000         1,258,537
--------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec. Unsub. Nts., 10/15/07                         550,000           558,212
--------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                            2,010,000         2,076,700
--------------------------------------------------------------------------------------------------------------------
Telecom Italia Capital SA, 4% Unsec. Nts., 11/15/08                                     2,045,000         1,984,703
--------------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                                      2,060,000         2,029,436
--------------------------------------------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                                                              895,000           987,528
--------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33 2                            1,615,000         1,910,329
--------------------------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08                                              1,110,000         1,102,684
--------------------------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08                                                    1,330,000         1,341,471
--------------------------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 7.25% Sr. Unsec. Nts., 10/1/06                                       2,300,000         2,300,000
--------------------------------------------------------------------------------------------------------------------
United States Steel Corp., 10.75% Sr. Nts., 8/1/08                                        370,000           401,913
--------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                                                         1,270,000         1,235,616
3.875% Sr. Unsec. Nts., 10/15/08                                                          590,000           560,971
--------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 7.25% Sr. Unsec. Unsub. Nts., 12/1/10                       960,000         1,030,651
--------------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                               2,055,000         2,053,352
--------------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                     1,515,000         1,582,928
--------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc., Credit Linked Certificate Trust (The), 6.75% Nts., 4/15/09 5       1,955,000         1,974,550
--------------------------------------------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                             1,840,000         2,001,000
--------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12                                               1,345,000         1,474,299
                                                                                                    ----------------
Total Non-Convertible Corporate Bonds and Notes (Cost $149,389,552)                                     150,085,892

--------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--9.4%
--------------------------------------------------------------------------------------------------------------------
Undivided interest of 6.49% in joint repurchase agreement (Principal Amount/
Value $1,469,294,000, with a maturity value of $1,469,936,816) with UBS Warburg
LLC, 5.25%, dated 9/29/06, to be repurchased at $95,359,702 on 10/2/06, collateralized by Federal National Mortgage Assn., 5%,
2/1/36, with a value of $1,502,659,342 (Cost $95,318,000)                              95,318,000        95,318,000
--------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral) (Cost $1,010,155,604)                                                                1,096,207,390

--------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--8.8% 12
--------------------------------------------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--0.2%
Whitehawk CDO Funding Corp., 5.44%, 12/15/06                                            2,000,000         2,000,000


                         35 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL             VALUE
                                                                                           AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--8.6%
Undivided interest of 0.95% in joint repurchase agreement (Principal Amount/
Value $3,950,000,000, with a maturity value of $3,951,787,375) with Nomura
Securities, 5.43%, dated 9/29/06, to be repurchased at $37,490,219 on
10/2/06, collateralized by U.S. Agency Mortgages, 0.00%-22.12%,
3/15/14-6/25/43, with a value of $4,029,000,000                                     $  37,473,262   $    37,473,262
--------------------------------------------------------------------------------------------------------------------
Undivided interest of 1% in joint repurchase agreement (Principal Amount/
Value $2,500,000,000 with a maturity value of $2,501,131,250) with ING
Financial Markets LLC, 5.43%, dated 9/29/06, to be repurchased at
$25,011,313 on 10/2/06, collateralized by U.S. Agency Mortgages,
0.00%-7%, 9/1/18-8/1/36, with a value of $2,550,003,623                                25,000,000        25,000,000
--------------------------------------------------------------------------------------------------------------------
Undivided interest of 10% in joint repurchase agreement (Principal Amount/
Value $250,000,000, with a maturity value of $250,112,500) with Cantor
Fitzgerald & Co., 5.40%, dated 9/29/06, to be repurchased at
$25,011,250 on 10/2/06, collateralized by U.S. Agency
Mortgages, 0.0001%-6.50%, 8/1/12-9/1/36, with
a value of $255,002,127                                                                25,000,000        25,000,000
                                                                                                    ----------------
                                                                                                         87,473,262
                                                                                                    ----------------
Total Investments Purchased with Cash Collateral from Securities Loaned
(Cost $89,473,262)                                                                                       89,473,262

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,099,628,866)                                           116.6%    1,185,680,652
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                       (16.6)     (169,206,543)
                                                                                    --------------------------------
NET ASSETS                                                                                  100.0%  $ 1,016,474,109
                                                                                    ================================


                         36 | OPPENHEIMER BALANCED FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 11 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of September 30, 2006 was $2,447,827, which represents 0.24% of the Fund's net assets. See
Note 10 of accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,864,459 or 2.35% of the Fund's net assets as of September 30, 2006.

6. When-issued security or forward commitment to be delivered and settled after September 30, 2006. See Note 1 of accompanying Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,391,639 or 1.22% of the Fund's net assets as of September 30, 2006.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $816,197 or 0.08% of the Fund's net assets as of September 30, 2006.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $1,489,719. See Note 6 of accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 11 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         37 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,099,628,866)--see accompanying statement of investments     $  1,185,680,652
------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                           137,794
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                  8,493,669
Interest, dividends and principal paydowns                                                        4,563,933
Shares of beneficial interest sold                                                                1,045,920
Futures margins                                                                                      55,193
Other                                                                                                41,844
                                                                                           -----------------
Total assets                                                                                  1,200,019,005

------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                      236,891
------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                       89,473,262
------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                            82,713
------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $75,149,339 purchased on a when-issued basis
or forward commitment)                                                                           89,545,735
Shares of beneficial interest redeemed                                                            3,182,644
Distribution and service plan fees                                                                  554,061
Trustees' compensation                                                                              166,721
Transfer and shareholder servicing agent fees                                                       138,448
Shareholder communications                                                                           83,125
Other                                                                                                81,296
                                                                                           -----------------
Total liabilities                                                                               183,544,896

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $  1,016,474,109
                                                                                           =================

------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                            $    869,353,893
------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                 6,230,268
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                   54,651,047
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                                86,238,901
                                                                                           -----------------
NET ASSETS                                                                                 $  1,016,474,109
                                                                                           =================


                         38 | OPPENHEIMER BALANCED FUND

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $810,738,254 and
58,162,367 shares of beneficial interest outstanding)                                                $13.94
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                                      $14.79
------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,021,445
and 7,185,989 shares of beneficial interest outstanding)                                             $13.64
------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,781,538
and 6,769,545 shares of beneficial interest outstanding)                                             $13.71
------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,932,872
and 1,081,998 shares of beneficial interest outstanding)                                             $13.80

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         39 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Interest                                                                                   $     24,238,538
------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $205,287)                                          6,247,156
------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                              210,181
------------------------------------------------------------------------------------------------------------
Other income                                                                                         37,373
                                                                                           -----------------
Total investment income                                                                          30,733,248

------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------
Management fees                                                                                   6,551,281
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                           1,546,642
Class B                                                                                             958,842
Class C                                                                                             904,171
Class N                                                                                              67,000
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                             971,045
Class B                                                                                             224,727
Class C                                                                                             171,345
Class N                                                                                              32,719
------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                             179,696
Class B                                                                                              48,213
Class C                                                                                              29,217
Class N                                                                                               3,197
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          19,584
------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               14,460
------------------------------------------------------------------------------------------------------------
Other                                                                                               135,728
                                                                                           -----------------
Total expenses                                                                                   11,857,867
Less reduction to custodian expenses                                                                 (8,697)
                                                                                           -----------------
Net expenses                                                                                     11,849,170

------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            18,884,078


                         40 | OPPENHEIMER BALANCED FUND

------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                $     66,702,303
Closing and expiration of option contracts written                                                  171,911
Closing and expiration of futures contracts                                                       1,569,827
Foreign currency transactions                                                                       908,096
Swap contracts                                                                                       12,831
                                                                                           -----------------
Net realized gain                                                                                69,364,968
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                     (52,593,617)
Translation of assets and liabilities denominated in foreign currencies                            (444,188)
Futures contracts                                                                                  (214,055)
Option contracts                                                                                    (41,457)
Swap contracts                                                                                      126,054
                                                                                           -----------------
Net change in unrealized appreciation                                                           (53,167,263)

------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $     35,081,783
                                                                                           =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         41 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                            2006               2005
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                   $     18,884,078    $    13,213,675
------------------------------------------------------------------------------------------------------------
Net realized gain                                                             69,364,968         59,841,198
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                        (53,167,263)        24,412,348
                                                                        ------------------------------------
Net increase in net assets resulting from operations                          35,081,783         97,467,221

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                      (16,011,740)        (7,922,968)
Class B                                                                       (1,186,200)          (487,362)
Class C                                                                       (1,173,973)          (462,164)
Class N                                                                         (238,509)           (90,860)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                      (39,741,174)       (33,213,932)
Class B                                                                       (5,399,948)        (4,435,493)
Class C                                                                       (4,997,038)        (3,587,318)
Class N                                                                         (703,418)          (466,585)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                      111,393,954         36,521,136
Class B                                                                        3,678,115          8,636,193
Class C                                                                        8,465,336         15,819,238
Class N                                                                        3,576,958          2,483,994

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total increase                                                                92,744,146        110,261,100
------------------------------------------------------------------------------------------------------------
Beginning of period                                                          923,729,963        813,468,863
                                                                        ------------------------------------
End of period (including accumulated net investment income
of $6,230,268 and $5,145,284, respectively)                             $  1,016,474,109    $   923,729,963
                                                                        ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         42 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                      2006           2005           2004             2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    14.51     $    13.75     $    12.55       $    10.51     $    12.14
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .30 1          .24 1          .14              .21            .35
Net realized and unrealized gain (loss)                    .21           1.38           1.16             2.08          (1.29)
                                                    --------------------------------------------------------------------------
Total from investment operations                           .51           1.62           1.30             2.29           (.94)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.29)          (.16)          (.10)            (.22)          (.31)
Tax return of capital distribution                          --             --             --             (.03)            --
Distributions from net realized gain                      (.79)          (.70)            --               --           (.38)
                                                    --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.08)          (.86)          (.10)            (.25)          (.69)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $    13.94     $    14.51     $    13.75       $    12.55     $    10.51
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.86%         12.13%         10.37%           21.98%         (8.58)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  810,738     $  725,836     $  651,754       $  575,799     $  483,311
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  752,163     $  694,147     $  631,041       $  523,477     $  570,796
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     2.16%          1.69%          1.05%            1.78%          2.84%
Total expenses                                            1.06%          1.05%          1.07%            1.11%          1.15%
Expenses after payments and
waivers and reduction to custodian expenses               1.06%          1.05%          1.06%            1.11%          1.15%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     84% 4          73% 4          61% 4           205%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended September 30, 2006              $1,329,963,782       $1,377,730,782
Year Ended September 30, 2005              $2,097,453,846       $2,135,377,175
Year Ended September 30, 2004              $1,069,526,653       $1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         43 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED SEPTEMBER 30,                      2006           2005           2004             2003           2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    14.23     $    13.53     $    12.40       $    10.38     $    12.01
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .17 1          .11 1          .02              .09            .25
Net realized and unrealized gain (loss)                    .20           1.36           1.13             2.07          (1.29)
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .37           1.47           1.15             2.16          (1.04)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.17)          (.07)          (.02)            (.11)          (.21)
Tax return of capital distribution                          --             --             --             (.03)            --
Distributions from net realized gain                      (.79)          (.70)            --               --           (.38)
                                                    ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.96)          (.77)          (.02)            (.14)          (.59)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $    13.64     $    14.23     $    13.53       $    12.40     $    10.38
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        2.84%         11.17%          9.26%           20.91%         (9.38)%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   98,021     $   98,271     $   84,924       $   64,944     $   54,757
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   95,979     $   92,677     $   77,082       $   57,836     $   64,702
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     1.24%          0.76%          0.11%            0.81%          2.02%
Total expenses                                            1.99% 4        1.98% 4        2.02% 4,5        2.08% 4        1.97% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     84% 6          73% 6          61% 6           205%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended September 30, 2006              $1,329,963,782       $1,377,730,782
Year Ended September 30, 2005              $2,097,453,846       $2,135,377,175
Year Ended September 30, 2004              $1,069,526,653       $1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         44 | OPPENHEIMER BALANCED FUND

CLASS C     YEAR ENDED SEPTEMBER 30,                      2006           2005           2004             2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    14.29     $    13.59     $    12.44       $    10.42     $    12.06
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .18 1          .11 1          .04              .11            .24
Net realized and unrealized gain (loss)                    .21           1.37           1.13             2.06          (1.29)
                                                    --------------------------------------------------------------------------
Total from investment operations                           .39           1.48           1.17             2.17          (1.05)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.18)          (.08)          (.02)            (.12)          (.21)
Tax return of capital distribution                          --             --             --             (.03)            --
Distributions from net realized gain                      (.79)          (.70)            --               --           (.38)
                                                    --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.97)          (.78)          (.02)            (.15)          (.59)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $    13.71     $    14.29     $    13.59       $    12.44     $    10.42
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        2.97%         11.18%          9.45%           20.98%         (9.41)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   92,782     $   87,820     $   68,018       $   47,212     $   33,300
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   90,567     $   78,091     $   60,095       $   38,407     $   37,412
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     1.30%          0.83%          0.19%            0.90%          2.03%
Total expenses                                            1.93%          1.91%          1.93%            1.98%          1.96%
Expenses after payments and waivers
and reduction to custodian expenses                       1.92%          1.91%          1.93%            1.98%          1.96%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     84% 4          73% 4          61% 4           205%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended September 30, 2006              $1,329,963,782       $1,377,730,782
Year Ended September 30, 2005              $2,097,453,846       $2,135,377,175
Year Ended September 30, 2004              $1,069,526,653       $1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         45 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED SEPTEMBER 30,                      2006           2005           2004             2003           2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    14.38     $    13.65     $    12.49       $    10.48     $    12.13
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .24 1          .17 1          .10              .20            .39
Net realized and unrealized gain (loss)                    .21           1.38           1.12             2.01          (1.38)
                                                    --------------------------------------------------------------------------
Total from investment operations                           .45           1.55           1.22             2.21           (.99)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)          (.12)          (.06)            (.17)          (.28)
Tax return of capital distribution                          --             --             --             (.03)            --
Distributions from net realized gain                      (.79)          (.70)            --               --           (.38)
                                                    --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.03)          (.82)          (.06)            (.20)          (.66)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $    13.80     $    14.38     $    13.65       $    12.49     $    10.48
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.42%         11.66%          9.77%           21.27%         (8.94)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   14,933     $   11,803     $    8,772       $    3,349     $      798
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   13,425     $   10,278     $    5,701       $    1,604     $      454
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     1.76%          1.24%          0.55%            1.24%          2.49%
Total expenses                                            1.47%          1.50%          1.58%            1.76%          1.48%
Expenses after payments and waivers
and reduction to custodian expenses                       1.47%          1.50%          1.57%            1.62%          1.48%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     84% 4          73% 4          61% 4           205%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
------------------------------------------------------------------------------
Year Ended September 30, 2006              $1,329,963,782       $1,377,730,782
Year Ended September 30, 2005              $2,097,453,846       $2,135,377,175
Year Ended September 30, 2004              $1,069,526,653       $1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         46 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exch-ange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal ex-change at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event


                         47 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2006, the Fund had purchased $75,149,339 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign


                         48 | OPPENHEIMER BALANCED FUND
exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually re-ceived or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.


                         49 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
    --------------------------------------------------------------------------
    $6,406,054         $56,362,805               $884,542          $85,397,193

1. The Fund had $156,550 of post-October foreign currency losses which were deferred.

2. The Fund had $727,992 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2006, the Fund utilized $2,115,654 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 30, 2005, the Fund utilized $248,875 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                              INCREASE TO         REDUCTION TO
                                              ACCUMULATED      ACCUMULATED NET
    INCREASE TO                            NET INVESTMENT        REALIZED GAIN
    PAID-IN CAPITAL                                INCOME     ON INVESTMENTS 5
    --------------------------------------------------------------------------
    $8,845,539                                   $811,328           $9,656,867

5. $6,799,234, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

                                               YEAR ENDED           YEAR ENDED
                                           SEPT. 30, 2006       SEPT. 30, 2005
    --------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                         $  27,772,855        $  20,732,822
    Long-term capital gain                     41,679,145           29,933,860
                                            ----------------------------------
    Total                                   $  69,452,000        $  50,666,682
                                            ==================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income


                         50 | OPPENHEIMER BALANCED FUND
tax purposes as of September 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities           $1,100,215,289
                 Federal tax cost of other investments      (102,684,682)
                                                          --------------
                 Total federal tax cost                   $  997,530,607
                                                          ==============
                 Gross unrealized appreciation            $  110,837,661
                 Gross unrealized depreciation               (25,440,468)
                                                          --------------
                 Net unrealized appreciation              $   85,397,193
                                                          ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2006, the Fund's projected benefit obligations were decreased by $787, resulting in an accumulated liability of $123,818 as of September 30, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed


                         51 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED SEPTEMBER 30, 2006    YEAR ENDED SEPTEMBER 30, 2005
                                   SHARES            AMOUNT         SHARES            AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                            6,707,218    $   92,313,989      6,341,196    $   89,407,865
Dividends and/or
distributions reinvested        3,764,837        51,001,543      2,700,256        37,680,524
Acquisition-Note 14             7,679,053       105,279,820             --                --
Redeemed                       (9,999,585)     (137,201,398)    (6,426,942)      (90,567,253)
                               --------------------------------------------------------------
Net increase                    8,151,523    $  111,393,954      2,614,510    $   36,521,136
                               ==============================================================

---------------------------------------------------------------------------------------------
CLASS B
Sold                            1,486,495    $   20,023,127      2,164,968    $   29,908,987
Dividends and/or
distributions reinvested          459,149         6,095,358        334,015         4,563,228
Acquisition-Note 14               852,361        11,421,633             --                --
Redeemed                       (2,519,583)      (33,862,003)    (1,865,946)      (25,836,022)
                               --------------------------------------------------------------
Net increase                      278,422    $    3,678,115        633,037    $    8,636,193
                               ==============================================================


                         52 | OPPENHEIMER BALANCED FUND

                              YEAR ENDED SEPTEMBER 30, 2006    YEAR ENDED SEPTEMBER 30, 2005
                                   SHARES            AMOUNT         SHARES            AMOUNT
---------------------------------------------------------------------------------------------
CLASS C
Sold                            1,733,303    $   23,444,138      1,913,961    $   26,621,005
Dividends and/or
distributions reinvested          420,150         5,602,992        273,835         3,758,922
Acquisition-Note 14               622,399         8,383,715             --                --
Redeemed                       (2,152,123)      (28,965,509)    (1,047,238)      (14,560,689)
                               --------------------------------------------------------------
Net increase                      623,729    $    8,465,336      1,140,558    $   15,819,238
                               ==============================================================

---------------------------------------------------------------------------------------------
CLASS N
Sold                              394,439    $    5,367,295        295,550    $    4,136,828
Dividends and/or
distributions reinvested           67,430           905,224         39,150           541,581
Acquisition-Note 14               134,474         1,824,806             --                --
Redeemed                         (334,942)       (4,520,367)      (156,565)       (2,194,415)
                               --------------------------------------------------------------
Net increase                      261,401    $    3,576,958        178,135    $    2,483,994
                               ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2006, were as follows:

                                        PURCHASES                SALES
----------------------------------------------------------------------
Investment securities              $  666,663,552       $  594,918,151
U.S. government and government
agency obligations                     76,282,041           94,099,652
To Be Announced (TBA)
mortgage-related securities         1,329,963,782        1,377,730,782

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

                 FEE SCHEDULE
                 ---------------------------------------------
                 Up to $200 million of net assets        0.75%
                 Next $200 million of net assets         0.72
                 Next $200 million of net assets         0.69
                 Next $200 million of net assets         0.66
                 Next $700 million of net assets         0.60
                 Over $1.5 billion of net assets         0.58

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2006, the Fund paid $1,372,944 to OFS for services to the Fund.


                         53 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class B, Class C and Class N shares were $2,646,317, $1,605,654 and $172,056, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                           CLASS A         CLASS B         CLASS C         CLASS N
                           CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                         FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                     SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                       RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED             DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------------------
September 30, 2006        $347,378         $11,568        $220,052         $20,088          $4,077


                         54 | OPPENHEIMER BALANCED FUND

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of September 30, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                         55 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2006, the Fund had outstanding futures contracts as follows:

                                                                               UNREALIZED
                                EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                 DATES   CONTRACTS    SEPT. 30, 2006   (DEPRECIATION)
------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   12/19/06         272      $ 30,574,500   $      564,930
                                                                           ---------------
CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.      12/7/06         111        16,623,046         (110,551)
U.S. Treasury Nts., 2 yr.         12/29/06         493       100,818,500         (219,990)
U.S. Treasury Nts., 5 yr.         12/29/06         147        15,510,797         (105,415)
U.S. Treasury Nts., 10 yr.        12/19/06           4           432,250            1,270
                                                                           ---------------
                                                                                 (434,686)
                                                                           ---------------
                                                                           $      130,244
                                                                           ===============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the


                         56 | OPPENHEIMER BALANCED FUND

Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security [or commodity] decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2006 was as follows:

                                                     CALL OPTIONS
                                     -----------------------------
                                     NUMBER OF          AMOUNT OF
                                     CONTRACTS           PREMIUMS
------------------------------------------------------------------
Options outstanding as of
September 30, 2005                         786         $   96,477
Options written                            802             75,434
Options closed or expired               (1,588)          (171,911)
                                     -----------------------------
Options outstanding as of
September 30, 2006                          --         $       --
                                     =============================

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).


                         57 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS Continued

As of September 30, 2006, the Fund had entered into the following total return swap agreements:

SWAP                             NOTIONAL               PAID BY          RECEIVED BY   TERMINATION     UNREALIZED
COUNTERPARTY                       AMOUNT              THE FUND             THE FUND         DATES   APPRECIATION
------------------------------------------------------------------------------------------------------------------

                                                                     Lehman Brothers
                                                   If negative,    CMBS Index Spread
                                             the absolute value    plus Total Return
                                            of the Total Return         Amount value
                                             Amount for a given          for a given
Deutsche Bank AG              $ 3,880,000         Index Period.        Index Period.       12/1/06   $      2,859
------------------------------------------------------------------------------------------------------------------
                                                                        If positive,
                                                   If negative,   receive the Spread
                                             the absolute value        on the Lehman
                                                  of the Lehman        Brothers CMBS
                                                  Brothers CMBS       AAA 8.5+ Index
                                                       AAA 8.5+        Spread Return
Lehman Brothers                                    Index Spread          Amount, and
Special Financing, Inc.         4,300,000        Return Amount.        Carry Amount.       12/1/06          3,111
                                                                                                     -------------
                                                                                                     $      5,970
                                                                                                     =============

Abbreviation is as follows:
CMBS      Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
9. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference


                         58 | OPPENHEIMER BALANCED FUND
between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of September 30, 2006 is as follows:

                                                                          ANNUAL
                                                     NOTIONAL AMOUNT    INTEREST
                          REFERENCED                 RECEIVED BY THE   RATE PAID                     UNREALIZED
                          DEBT                      FUND UPON CREDIT      BY THE   TERMINATION     APPRECIATION
COUNTERPARTY              OBLIGATION                           EVENT        FUND         DATES   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                          CDX.NA.IG.7                    $ 3,600,000       0.400%     12/20/11   $         (729)
                          Weyerhaeuser Co.                 1,990,000       0.580       9/20/11           (1,140)
----------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                          Arrow Electronics, Inc.          1,990,000       0.790       9/20/11          (18,841)
                          Arrow Electronics, Inc.          1,000,000       0.770       9/20/11           (8,583)
                          Belo Corp.                       1,190,000       0.650       6/20/11            6,650
                          Belo Corp.                         655,000       0.670       6/20/11            3,109
                          Belo Corp.                       1,325,000       0.675       6/20/11            6,011
                          Ford Motor Co.                     990,000       5.300      12/20/08           (7,990)
                          Ford Motor Co.                   2,090,000       5.400      12/20/08          (21,652)
                          General Motors Corp.             1,035,000       4.000      12/20/08           (2,909)
                          General Motors Corp.             1,005,000       3.950      12/20/08           (1,734)
                                                                                                 ---------------
                                                                                                 $      (47,808)
                                                                                                 ===============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the


                         59 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. CREDIT DEFAULT SWAP CONTRACTS Continued

Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of September 30, 2006 is as follows:

                                                                              ANNUAL
                                                     NOTIONAL AMOUNT   INTEREST RATE
                          REFERENCED                     PAID BY THE        RECEIVED                     UNREALIZED
                          DEBT                      FUND UPON CREDIT          BY THE   TERMINATION     APPRECIATION
COUNTERPARTY              OBLIGATION                           EVENT            FUND         DATES   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                          Abitibi-Consolidated
                          Co. of Canada                    1,600,000            1.52%      9/20/07   $        5,263
                          Allied Waste North
                          America, Inc.                      630,000            2.00       9/20/09            5,008
                          Allied Waste North
                          America, Inc.                      990,000            2.00       9/20/09            7,870
                          Bombardier, Inc.                   500,000            0.90       9/20/07               48
                          Eastman Kodak Co.                1,395,000            1.00      12/20/08              117
                          General Motors
                          Acceptance Corp.                   510,000            2.30       6/20/07            4,207
                          General Motors Corp.               630,000            6.40      12/20/06            7,182
                          General Motors Corp.               380,000            6.40      12/20/06            4,307
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                          ArvinMeritor, Inc.                 555,000            1.05       9/20/07           (3,494)
                          ArvinMeritor, Inc.                 460,000            1.10       9/20/07           (2,690)
                          ArvinMeritor, Inc.                  40,000            1.20       9/20/07             (207)
                          Bombardier, Inc.                   560,000            1.00       9/20/07              672
                          Bombardier, Inc.                   555,000            1.05       9/20/07            1,083
                          Ford Motor Co.                     990,000            7.05      12/20/16           14,121
                          Ford Motor Co.                   2,090,000            7.15      12/20/16           40,841
                          General Motors
                          Acceptance Corp.                 1,290,000            3.15       6/20/07           21,631
                          General Motors Corp.             1,035,000            5.80      12/20/16            2,884
                          General Motors Corp.             1,005,000            5.75      12/20/16               22
                          Hyundai Motor
                          Manufacturing
                          Alabama LLC                        865,000            0.40       6/20/07              798
                          J.C. Penney Corp., Inc.          1,990,000            0.61       6/20/13          (12,744)
                                                                                                     ---------------
                                                                                                     $       96,919
                                                                                                     ===============

--------------------------------------------------------------------------------
10. ILLIQUID SECURITIES

As of September 30, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid


                         60 | OPPENHEIMER BALANCED FUND
securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
11. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of September 30, 2006, the Fund had on loan securities valued at $92,494,428, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $94,428,646 was received for the loans, of which $89,473,262 was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.


                         61 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12. RECENT ACCOUNTING PRONOUNCEMENTS Continued

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
13. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
14. ACQUISITION OF OPPENHEIMER DISCIPLINED ALLOCATION FUND

On May 11, 2006, the Fund acquired all of the net assets of Oppenheimer Disciplined Allocation Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Disciplined Allocation Fund shareholders on April 20, 2006. The Fund issued (at an exchange ratio of 1.082920 for Class A,
1.125484 for Class B, 1.087721 for Class C and 1.090241 for Class N of the Fund) to one share of Oppenheimer Disciplined Allocation Fund 7,679,053; 852,361; 622,399 and 134,474 shares of beneficial interest for Class A, Class B, Class C and Class N, respectively, valued at $105,279,820, $11,421,633, $8,383,715 and
$1,824,806 in exchange for the net assets, resulting in combined Class A net assets of


                         62 | OPPENHEIMER BALANCED FUND

$811,983,024, Class B net assets of $101,954,869, Class C net assets of $95,423,574 and Class N net assets of $14,874,615 on May 11, 2006. The net assets acquired included net unrealized appreciation of $7,913,564 and an unused capital loss carryforward of $2,329,209 potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                         63 | OPPENHEIMER BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund, including the statement of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
November 15, 2006


                         64 | OPPENHEIMER BALANCED FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6500 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 14, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2006 which are not designated as capital gain distributions should be multiplied by 21.81% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2006 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $6,341,143 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2006, $15,840,371 or 85.12% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         65 | OPPENHEIMER BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         66 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE       TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND
                                   COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                           CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                   TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company) (since January
Chairman of the Board              2005); Attorney at Hogan & Hartson (law firm) (since June 1993);
of Trustees (since 2003),          Director of Covanta Holding Corp. (waste-to-energy company) (since
Trustee (since 1993)               2002); Director of Weyerhaeuser Corp. (1999-April 2004); Director of
Age: 75                            Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods
                                   (1993-2001); Director of Texas Instruments (1993-2001); Director of
                                   FMC Corporation (1993-2001). Oversees 45 portfolios in the
                                   OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)               foundation) (since 2005); Director of ICI Education Foundation
Age: 65                            (education foundation) (October 1991-August 2006); President of the
                                   Investment Company Institute (trade association) (October 1991-June
                                   2004); Director of ICI Mutual Insurance Company (insurance company)
                                   (October 1991-June 2004). Oversees 45 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 55
Trustee (since 1993)               portfolios in the OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since
Trustee (since 1999)               2002) and Member (since 1979) of the National Academy of Sciences;
Age: 68                            Council on Foreign Relations (since 2002); Director of GSI Lumonics
                                   Inc. (precision medical equipment supplier) (since 2001); Senior
                                   Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of
                                   Science Initiative Group (since 1999); Member of the American
                                   Philosophical Society (since 1996); Trustee of Woodward Academy (since
                                   1983); Foreign Associate of Third World Academy of Sciences; Director
                                   of the Institute for Advanced Study (1991-2004); Director of Bankers
                                   Trust New York Corporation (1994-1999); Provost at Duke University
                                   (1983-1991). Oversees 45 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since
Trustee (since 2004)               October 1998); and Senior Vice President and General Auditor of
Age: 64                            American Express Company (financial services company) (July
                                   1998-February 2003). Oversees 45 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Director of Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)               adviser) (since 2002); Managing Director of Carmona Motley, Inc.
Age: 54                            (privately-held financial adviser) (since January 2002); Managing
                                   Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and
                                   Budget Committee of the Council on Foreign Relations, the Investment
                                   Committee of the Episcopal Church of America, the Investment Committee
                                   and Board of Human Rights Watch and the Investment Committee of
                                   Historic Hudson Valley. Oversees 45 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility holding
Trustee (since 1983)               company) (February 1972-October 2005); Former Director of Prime
Age: 79                            Retail, Inc. (real estate investment trust), Dominion Energy Inc.
                                   (electric power and oil & gas producer), Lumberman's Mutual Casualty
                                   Company, American Motorists Insurance Company and American
                                   Manufacturers Mutual Insurance Company; Former President and Chief
                                   Executive


                         67 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                Officer of The Conference Board, Inc. (international economic and
Continued                          business research). Oversees 45 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)               consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                            International House (non-profit educational organization); Founder,
                                   Chairman and Chief Executive Officer of Russell Reynolds Associates,
                                   Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt.
                                   Strategic Air Command, U.S. Air Force (1954-1958). Oversees 45
                                   portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since
Trustee (since 2005)               1992) and Cathco (since 1996); Director of Lakes Environmental
Age: 65                            Association (since 1996); Member of the Investment Committee of the
                                   Associated Jewish Charities of Baltimore (since 1994); Director of
                                   Fortis/Hartford mutual funds (1994-December 2001). Oversees 45 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2005)               production company) (since 1994); Vice President, Secretary and
Age: 58                            Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc.
                                   (talc mining) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                   (cattle ranching) (since 1979); Director and Chairman of the Denver
                                   Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                   Director of PacifiCorp. (electric utility) (1995-1999). Oversees 45 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since
Trustee (since 2005)               September 1995); Director of Special Value Opportunities Fund, LLC
Age: 63                            (registered investment company) (since September 2004); Member of
                                   Zurich Financial Investment Advisory Board (insurance) (since October
                                   2004); Board of Governing Trustees of The Jackson Laboratory
                                   (non-profit) (since August 1990); Trustee of the Institute for
                                   Advanced Study (non-profit educational institute) (since May 1992);
                                   Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research
                                   Foundation of AIMR (2000-2002) (investment research, non-profit);
                                   Governor, Jerome Levy Economics Institute of Bard College (August
                                   1990-September 2001) (economics research); Director of Ray &
                                   Berendtson, Inc. (May 2000-April 2002) (executive search firm).
                                   Oversees 55 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                        STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES
                                   AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR
                                   UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                   INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee, President and             President (since September 2000) of the Manager; President and a
Principal Executive Officer        director or trustee of other Oppenheimer funds; President and Director
(since 2001)                       of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
Age: 57                            company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                                   OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since
                                   November 2001); Chairman and Director of Shareholder Services, Inc.
                                   and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001);


                         68 | OPPENHEIMER BALANCED FUND

JOHN V. MURPHY,                    Director of the following investment advisory subsidiaries of the
Continued                          Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                   Management Corporation, Trinity Investment Management Corporation and
                                   Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since
                                   July 2001); President (since November 1, 2001) and Director (since
                                   July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                                   President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC)
                                   (since June 1995); Member of the Investment Company Institute's Board
                                   of Governors (since October 3, 2003); Chief Operating Officer of the
                                   Manager (September 2000-June 2001); President and Trustee of MML
                                   Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M.
                                   Life Insurance Company (September 1999-August 2000); President, Chief
                                   Executive Officer and Director of MML Bay State Life Insurance Company
                                   (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                   Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                   Bancorp) (June 1989-June 1998). Oversees 92 portfolios in the
                                   OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------
OTHER OFFICERS                     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
OF THE FUND                        MESSRS. LEAVY, FERREIRA, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD
                                   FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                                   FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                   TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS,
                                   BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR,
                                   BOSTON, MA 02210. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS
                                   OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                 Senior Vice President of the Manager (since September 2000); portfolio
Vice President and Portfolio       manager of Morgan Stanley Dean Witter Investment Management
Manager (since 2003)               (1997-September 2000). An officer of 7 portfolios in the
Age: 35                            OppenheimerFunds complex.

EMMANUEL FERREIRA,                 Vice President of the Manager (since January 2003); Portfolio Manager
Vice President and Portfolio       at Lashire Investments (July 1999-December 2002). An officer of 3
Manager (since 2003)               portfolios in the OppenheimerFunds complex.
Age: 39

ANGELO G. MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of
Vice President and Portfolio       HarbourView Asset Management Corporation (since April, 2002 and of OFI
Manager (since 2002)               Institutional Asset Management, Inc. (since June 2002); Executive
Age: 40                            Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                                   2002). An officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,                 Vice President of the Manager (since October 2003); Senior Economist
Vice President and Portfolio       at the Board of Governors of the Federal Reserve System from June 1992
Manager (since 2006)               to October 2003. A portfolio manager of 12 portfolios in the
Age: 39                            OppenheimerFunds complex.

GEOFFREY CAAN,                     Vice President and Portfolio Manager of the Manager (since August
Vice President and Portfolio       2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003);
Manager (since 2006)               Vice President of Zurich Scudder Investments (January 1999-June 2002).
Age: 37                            A portfolio manager of 12 portfolios in the OppenheimerFunds complex.


                         69 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BENJAMIN J. GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April 2002) and of OFI Institutional
Manager (since 2006)               Asset Management, Inc. (as of June 2002); Executive Director and
Age: 44                            senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A
                                   portfolio manager of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                     Vice President of the Manager (since April 2006); senior analyst, high
Vice President and Portfolio       grade investment team (June 2002-March 2006); senior fixed income
Manager (since 2006)               analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley
Age: 33                            Investment Management (May 1998-May 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager
Vice President and                 (since March 2004); Vice President of OppenheimerFunds Distributor,
Chief Compliance Officer           Inc., Centennial Asset Management Corporation and Shareholder
(since 2004)                       Services, Inc. (since June 1983). Former Vice President and Director
Age: 56                            of Internal Audit of the Manager (1997-February 2004). An officer of
                                   92 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and                      Treasurer of the following: HarbourView Asset Management Corporation,
Principal Financial and            Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Accounting Officer                 Oppenheimer Real Asset Management Corporation, and Oppenheimer
(since 1999)                       Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 47                            Investments, Inc. (since March 2000), OppenheimerFunds International
                                   Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                   Institutional Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                   Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                   (since May 2000); Assistant Treasurer of the following: OAC (since
                                   March 1999), Centennial Asset Management Corporation (March
                                   1999-October 2003) and OppenheimerFunds Legacy Program (April
                                   2000-June 2003); Principal and Chief Operating Officer of Bankers
                                   Trust Company-Mutual Fund Services Division (March 1995-March 1999).
                                   An officer of 92 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer                Manager/Financial Product Accounting of the Manager (November
(since 2004)                       1998-July 2002). An officer of 92 portfolios in the OppenheimerFunds
Age: 36                            complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer                Financial Reporting and Compliance of First Data Corporation (April
(since 2005)                       2003-July 2004); Manager of Compliance of Berger Financial Group LLC
Age: 36                            (May 2001-March 2003); Director of Mutual Fund Operations at American
                                   Data Services, Inc. (September 2000-May 2001). An officer of 92 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel
Secretary (since 2001)             (since March 2002) of the Manager; General Counsel and Director of the
Age: 58                            Distributor (since December 2001); General Counsel of Centennial Asset
                                   Management Corporation (since December 2001); Senior Vice President and General Counsel of Harbour-View Asset Management Corporation
                                   (since December 2001); Secretary and General Counsel of OAC (since
                                   November 2001); Assistant Secretary (since September 1997) and
                                   Director (since November 2001) of OppenheimerFunds International Ltd.
                                   and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior
                                   Vice President, General Counsel and Director of Shareholder Financial
                                   Services, Inc. and


                         70 | OPPENHEIMER BALANCED FUND

ROBERT G. ZACK,                    Shareholder Services, Inc. (since December 2001); Senior Vice
Continued                          President, General Counsel and Director of OFI Private Investments,
                                   Inc. and OFI Trust Company (since November 2001); Vice President of
                                   OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management,
                                   Inc. (since November 2001); Director of OppenheimerFunds (Asia)
                                   Limited (since December 2003); Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February
                                   2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services,
                                   Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                   (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                   (September 1997-November 2001). An officer of 92 portfolios in the
                                   OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004);
Assistant Secretary                First Vice President (April 2001-April 2004), Associate General
(since 2004)                       Counsel (December 2000-April 2004), Corporate Vice President (May
Age: 38                            1999-April 2001) and Assistant General Counsel (May 1999-December
                                   2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 92 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant
Assistant Secretary                Secretary (since October 2003) of the Manager; Vice President (since
(since 2001)                       1999) and Assistant Secretary (since October 2003) of the Distributor;
Age: 41                            Assistant Secretary of Centennial Asset Management Corporation (since
                                   October 2003); Vice President and Assistant Secretary of Shareholder
                                   Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                   Legacy Program and Shareholder Financial Services, Inc. (since
                                   December 2001); Assistant Counsel of the Manager (August 1994-October
                                   2003). An officer of 92 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2000-September 2004), Director
(since 2004)                       (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch
Age: 42                            Investment Management. An officer of 92 portfolios in the
                                   OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                         71 | OPPENHEIMER BALANCED FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2006 and $45,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $169,654 in fiscal 2006 and $156,805 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $1,536 in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: preparation of form 5500.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in during to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $155,336 in fiscal 2006 and $161,805 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The

      Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Balanced Fund


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/15/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/15/2006


By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 11/15/2006